UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

FALCON RIDGE DEVELOPMENT, INC
(Exact name of registrant as specified in its charter)

NEVADA	0-28789	84-1461919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5111 Juan Tabo Boulevard N.E.
Albuquerque, New Mexico 87111
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (505) 856-6043

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events – Incorportaion completed for Falcon Ridge Investments, LLC a Wholly owned subsidiary of Falcon Ridge Development Inc.

Falcon Ridge Development, Inc. successfully organized Falcon Ridge Investments, LLC, as a wholly owned subsidiary-the company having received the registration documents from the New Mexico Corporation Commission. With this approval, the company is in the final stages of completing Private Placement Memorandums so that it may begin to raising funds for its various projects.

Item 9.01   Financial Statements and Exhibits

    (c) Exhibits

Number	Description

99.1	Press Release of Falcon Ridge Development, Inc. dated August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON RIDGE DEVELOPMENT INC.

Date: August 15, 2007	By:	/s/ Fred Montano
Fred Montano, President

Exhibit Index

Number	Description

99.1	Press Release of Falcon Ridge Development, Inc. dated August 15, 2007